UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): October 12, 2021
CF Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-32597	20-2697511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
4 Parkway North, Suite 400			60015
Deerfield,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 405-2400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 12, 2021, Stephen A. Furbacher, current Chairman of the Board of Directors (the “Board”) of CF Industries Holdings, Inc. (the “Company”) informed the Board that he will retire, and not stand for re-election to the Board, at the Company’s Annual Meeting of Stockholders in May 2022, under the general policy of the Company that no director having attained the age of 74 years shall be nominated for re-election or reappointment to the Board. Mr. Furbacher will step down as Chairman effective January 1, 2022 and continue to serve on the Board until his current term of office expires at the Annual Meeting. Mr. Furbacher has been an independent director since 2007 and served as Chairman of the Board since 2014.

On October 13, 2021, the Board elected Stephen J. Hagge, a current independent director, to succeed Mr. Furbacher as Chairman of the Board effective January 1, 2022. The Board also elected John W. Eaves, a current independent director, to succeed Mr. Hagge as Chairman of the Board’s compensation and management development committee effective January 1, 2022.

Item 7.01.    Regulation FD Disclosure.

On October 13, 2021, the Company issued a press release regarding the Board’s leadership transition described in Item 5.02. The press release is attached hereto as Exhibit 99.1.

The information set forth herein, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated October 13, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 13, 2021	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary
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